TONIX PHARMACEUTICALS HOLDING CORP. 8-K/A

Exhibit 99.04

© 2024 Tonix Pharmaceuticals Holding Corp. TNX - 1500 Organ Transplant Rejection & Autoimmune Disorders NASDAQ: TNXP Version P06026 December 3, 2024 (Doc 1542)

2 © 2024 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA s or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

© 2024 Tonix Pharmaceuticals Holding Corp. TNX - 1500* Next Generation ߙ - CD40 Ligand (CD40L) Antibody The CD40 - CD40L pathway is a pivotal immune system modulator and a well - established and promising treatment target First Generation: Development halted due to thromboembolic (TE) complications — blood clots — traced to Fc gamma receptor (Fc ઻ R) Prevention of Allograft and Bone Marrow Transplant Rejection Status: Phase 1 study – clinical phase completed – final pharmacokinetic (PK) results pending • Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non - human primates • Collaboration with Boston Children’s on bone marrow transplantation in non - human primates Next Steps: Initiate Phase 2 study in Kidney Transplant Recipients SELECTIVELY MODIFIED anti - CD40L AB Ruplizumab full Fab Contains the full ruplizumab Fab and the engineered Fc region that modulates Fc γ R - binding, while preserving FcRn function. Mutated Fc γ R - binding region FcRn - binding region Fc γ R - modulated Fc region Second Generation: Eliminated the Fc ઻ R TE complication but potency and half life was reduced, limiting utility Third Generation (TNX - 1500): Re - engineered to better modulate the binding of Fc ઻ R. *TNX - 1500 has not been approved for any indication. Patents filed. Differentiators: Expected to deliver efficacy without compromising safety Autoimmune Diseases Status: Potential future indications include: Sjögren’s Syndrome, Systemic Lupus Erythematosus • These indications require large studies, but represent large target markets

4 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1500 (anti - CD40L) for Organ Transplant Six - month (+) data in Non - human primates Two papers published in the August edition of the American Journal of Transplantation • Lassiter, G., et al. (2023). TNX - 1500, a crystallizable fragment – modified anti - CD154 antibody, prolongs nonhuman primate renal allograft survival. American Journal of Transplantation . April 3, 2023. https://doi.org/10.1016/j.ajt.2023.03.022 • Miura, S., et al. (2023) TNX - 1500, a crystallizable fragment – modified anti - CD154 antibody, prolongs nonhuman primate cardiac allograft survival. American Journal of Transplantation . April 6, 2023. https://doi.org/10.1016/j.ajt.2023.03.025 Prof. Tatsuo Kawai – kidney transplants • Senior author of “Lassiter et al.” • Reported data suggesting that mycophenolate (MMF) may inhibit the ability of anti - CD40L to prevent rejection and may lower the number of T - regulatory cells (T reg s) Prof. Richard Pierson – heart transplants • Senior author of “Miura et al.” • Reported a statistically significant change in the ratio of T - effector (T eff ) and T reg cells ( T eff / T reg ) in was lower with “standard” dose TNX - 1500 relative to low dose or low dose TNX - 1500 plus MMF

5 © 2024 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO ࢻ - CD40L Headlines • Sanofi recently published their Phase 2 data on their frexalimab in multiple sclerosis in the the New England Journal of Medicine 1 • Sanofi projects its Fc - modified humanized anti - CD40L mAb frexalimab will exceed €5 B per year in peak sales 2 • Like frexalimab , TNX - 1500 is Fc - modified to reduce/eliminate the risk of thrombosis seen with “first generation” anti - CD40L mAbs 1 Vermersch P, et al. N Engl J Med. 2024 Feb 15;390(7):589 - 600. doi : 10.1056/NEJMoa2309439. PMID: 38354138 2 Dunn, A. Endpoints. December 7, 2023. “Sanofi CEO Paul Hudson pitches 12 blockbusters in a bid to convince investors on boost ing R&D spend”. https ://endpts.com/sanofi - rd - day - ceo - paul - hudson - touts - 12 - blockbusters - ups - rdspend/ “1200 mg of frexalimab administered intravenously every 4 weeks (with an 1800 - mg loading dose), 300 mg of frexalimab administered subcutaneously every 2 weeks (with a 600 - mg loading dose), or the matching placebos for each active treatment.” Interpretation: Doses correspond approximately (for a 60 kg human) to ~20 mg/kg i.v. q 4 weeks, with a ~ 30 mg/kg loading dose, or ~ 5 mg/kg s.c. q 2 weeks with a ~ 10 mg loading dose.

6 © 2024 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO ࢻ - CD40L Headlines • Mass General Hospital just transplanted a genetically engineered pig kidney into a living human 1 • Boston Globe, March 21, 2024 • Patient’s death announced May 11, 2024 2 • The patient is being treated with anti - CD40L mAb tegoprubart from Eledon 1 • Some of the preclinical work was performed with TNX - 1500 3 • Mass General plans to perform allo kidney transplants with TNX - 1500 under investigator - initiated IND 1 Massachusetts General Hospital press release. March 21, 2024. “World’s First Genetically Edited Pig Kidney Transplant into Living Recipient Performed at Massachusetts General Hospital.” www.massgeneral.org/news/press - release/worlds - first - genetically - edited - pig - kidney - transplant - into - living - recipient (accessed March 29, 2024) 2 Stoico , N. Boston Globe . May 11, 2023. “Mass Man who received first kidney transplant from genetically engineered pig has died, family says”. 3 Anand, R.P., et al Nature. 622, 393 – 401 (2023). https://doi.org/10.1038/s41586 - 023 - 06594 - 4

7 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1500 Preclinical Data and Publications Non - human Primate Kidney Allo - Transplantation • TNX - 1500 monotherapy consistently prevents kidney transplant rejection with n o thrombosis observed • April 2023 Publication: Lassiter, G., et al. (2023). TNX - 1500, an Fc - modified Anti - CD154 Antibody, Prolongs Nonhuman Primate Renal Allograft Survival. American Journal of Transplantation . www.sciencedirect.com/science/article/pii/S1600613523003714 Non - human Primate Heart Heterotopic Allo - Transplantation • TNX - 1500 monotherapy consistently prevents heart transplant rejection. Similar activity to chimeric hu5c8 2 during treatment phase in prior studies • April 2023 Publication: Miura, S., et al. (2023) TNX - 1500, an Fc - modified Anti - CD154 Antibody, Prolongs Nonhuman Primate Cardiac Allograft Survival. American Journal of Transplantation. www.sciencedirect.com/science/article/pii/S1600613523003969 Non - Human Primate Kidney Xenograft Transplantation • TNX - 1500 therapy is part of a regiment to prevent rejection in kidney xenograft transplants ‒ Anand, R.P., Layer, J.V., Heja , D. et al. (2023). Design and testing of a humanized porcine donor for xenotransplantation. Nature. https://www.nature.com/articles/s41586 - 023 - 06594 - 4 ‒ Kozlov, M. (2023). Monkey survives two years after gene - edited pig - kidney transplant. Nature. https://www.nature.com/articles/d41586 - 023 - 03176 - 2 ‒ Mohiuddin, M. (2023). Pig - to - primate organ transplants require genetic modifications of donor. Nature. https://www.nature.com/articles/d41586 - 023 - 02817 - w

8 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1500 ( ߙ - CD40 Ligand) Market Opportunity Autoimmune Disease $149.4 billion 6 OPPORTUNITY Kidney transplants: 24,000/year/US 2 $5.54 billion 3 Autoimmune Lupus: 1.5 M patients in US 4 1.87 billion 5 Organ transplant rejection drugs $4.7 billion 1 1 Global market as of 2018 (https://www.biospace.com/article/organ - transplant - rejection - medications - market - drug - companies - focus - on - improving - long - term - outcome - of - new - drugs/) 2 Wang, Jeffrey H. and Hart, Allyson. Kidney360 November 2021; 2(11) 1836 - 1839 3 Global market as of 2020 (https://www.grandviewresearch.com/industry - analysis/transplantation - market) 4 https://www.lupus.org/resources/lupus - facts - and - statistics 5 Global market as of 2020 (https://www.globenewswire.com/news - release/2021/02/18/2177637/0/en/Global - Lupus - Therapeutics - Market - Is - Expected - to - Reach - USD - 3 - 62 - Billion - by - 2028 - Fior - Markets.html) 6 Anticipated market size by 2025 (https://www.prnewswire.com/news - releases/the - global - autoimmune - disease - therapeutics - market - size - is - expected - to - reach - 149 - 4 - billion - by - 2025 -- rising - at - a - market - growth - of - 4 - 34 - cagr - during - the - forecast - period - 300902336.html)

9 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO About CD40L (Also Called CD154) CD40L is a transiently expressed T cell surface molecule and is also called CD154 1 - 4 ‒ Predominantly expressed by T cells and interacts with CD40 on B cells and macrophages Mediates T cell helper function 1 - 4 ‒ Activates B cells for humoral (antibody - mediated) immune response ‒ Activates macrophages and dendritic cells ‒ Provides T cell help to activated CD8+ T cells X - linked hyper - IgM syndrome is caused by a defective CD40L gene 5 - 6 ‒ Lack of T helper function with only IgM serum antibodies but no IgG or IgE because T cells are required for B cell isotype switching ‒ If maintained on gamma globulin, patients are otherwise healthy Member of the TNF α superfamily 4 ‒ TNF α and RANKL are other family members and are drug targets for approved products 1 Lederman S, et al. J Exp Med . 1992;175(4):1091 - 1101. 2 Lederman S, et al. J Immunol . 1992;149(12):3817 - 3826. 3 Lederman S, et al. J Immunol . 1994;152(5):2163 - 2171. 4 Covey LR, et al. Mol Immunol . 1994;31(6):471 - 484. 5 Ramesh N, et al. Int Immunol . 1993;5(7):769 - 773. 6 Callard RE, et al. J Immunol . 1994;153(7):3295 - 3306.

10 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Third - Generation α - CD40L Engineered to Decrease Risk of Thrombosis First - generation anti - CD40L mAbs Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis. 1,2 Ruplizumab Second - generation anti - CD40L proteins Second - generation anti - CD40L proteins exhibited dramatically reduced binding to FcγRIIA 3 - 6 but had other issues, including decreased efficacy, shortened half - life, or engendering of anti - drug antibodies (ADAs). 7 - 9 Dapirolizumab Letolizumab Aglycosyl Ruplizumab Third - generation anti - CD40L mAbs * TNX - 1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis. 1 - 9 TNX - 1500 *Sanofi’s frexalimab (formerly SAR441344) and Eledon’s tegoprubart (formerly AT - 1501) also are Fc modified 1 Inwald DP, et al. Circ Res . 2003;92(9):1041 - 1048. 2 Robles - Carrillo L, et al. J Immunol . 2010;185(3):1577 - 1583. 3 Shock A, et al. Arthritis Res Ther . 2015;17(1):234. 4 Xie JH, et al. J Immunol . 2014;192(9):4083 - 4092. 5 Ferrant JL, et al. Int Immunol . 2004;16(11):1583 - 1594. 6 Karnell JL, et al. Sci Transl Med. 2019;11(489):eaar6584. 7 ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show/results/NCT02273960?view=results 8 Waters J, Biocentury ; October 26, (2018). 9 Company data. Dazodalibep

11 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO CD40L is a Ligand for Both CD40 and CD11b CD40 B Cell Activated CD4+ T cell Anti - CD40L • Anti - CD40L antibodies may offer the advantage of blocking interaction with both CD40 and CD11b Anti - CD40 • Blocking interaction of CD40L and CD11b enhances efficacy of anti - CD40 treatment in prolonging allograft survival 1 ‒ Anti - CD40 antibodies block CD40/CD40L binding, but do not affect CD11b/CD40L binding 1 1 Liu D, et al. Am J Transplant. 2020;202216 - 2225. . Activated Antigen Presenting Cell CD11b Activated endothelial cell CD40 CD11b CD40 CD40L

12 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO CD40L inhibition offers decreased risk of graft rejection and increased survival vs CD40 inhibition 1 • A meta - analysis of nonhuman primate studies compared anti - CD40 and anti - CD40L treatments for the prevention of renal transplant rejection ‒ Both treatments increased probability of rejection - free survival compared to placebo ‒ Anti - CD40L treatment resulted in a median survival of 352 days vs 131 days for anti - CD40 treatment (P=0.0001) Survival Probability Time 1.00 0.75 0.50 0.25 0.00 0 100 200 300 400 500 600 700 800 900 1000 0 1 2 5 6 9 11 15 21 32 40 CD40L 0 0 0 0 0 0 0 2 5 16 24 CD40 0 0 0 0 0 0 0 0 0 0 38 Untr . Number at risk Untreated Anti - CD40 Anti - CD40L 1 Perrin S, et al. Front Immunol. 2022;13:861471. .

13 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO ߙ - CD40L Treatment to Prevent Allograft Rejection • Calcineurin inhibitors (CNIs), mainly tacrolimus, are the cornerstone of immunosuppressive therapy 1,2 • However, CNIs cause irreversible and progressive deterioration of kidney function in all types of solid organ transplants 3,4 • Costimulation blockade (anti - CD40L in particular) may be more effective at protecting allografts than CNIs 5 1 Enderby C, et al. Am J Manag Care. 2015;21(1 Suppl):s12 - s23. 2 Camilleri B, et al. Exp Clin Transplant. 2016;14(5):471 - 483. 3 Naesens M, et al. Clin J Am Soc Nephrol. 2009;4(2):481 - 508. 4 Nankivell BJ, et al. N Engl J Med. 2003;349(24):2326 - 2333. 5 Cooper DKC, et al. Blood Purif. 2018;45(1 - 3):254 - 259. Concept for Human - to - Human Allotransplantation 1,2 Donor Recipient (+ CD40L blockade) Kidney Allotransplant Heart Allotransplant Donor (deceased) Recipient (+ CD40L blockade)

14 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Non - Human Primate Kidney Allo - Transplantation 1 Dr. Tatsuo Kawai, Mass General Hospital TNX - 1500 monotherapy consistently prevents kidney transplant rejection ‒ Superior to results with conventional triple drug immunosuppressive regimen 2 No thrombosis observed ‒ Thrombosis was observed with hu5c8 in prior studies April 2023 Publication: ‒ Lassiter, G., et al. (2023). TNX - 1500, an Fc - modified Anti - CD154 Antibody, Prolongs Nonhuman Primate Renal Allograft Survival. American Journal of Transplantation . 1 1 Lassiter, G., et al. (2023). TNX - 1500, an Fc - modified Anti - CD154 Antibody, Prolongs Nonhuman Primate Renal Allograft Survival. American Journal of Transplantation . April 7, 2023. https://doi.org/10.1016/j.ajt.2023.03.022 . www.sciencedirect.com/science/article/pii/S1600613523003714 2 Tacrolimus, MMF and steroids

15 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Non - Human Primate Heart Heterotopic Allo - Transplantation 1 Dr. Richard Pierson, Mass General Hospital TNX - 1500 monotherapy consistently prevents heart transplant rejection 1 ‒ Prolonged acceptance after cessation of therapy (in progress) Similar activity to chimeric hu5c8 2 during treatment phase in prior studies ‒ No apparent loss of effector function with Fc - modified TNX - 1500 mAb April 2023 Publication: ‒ Miura, S., et al. (2023) TNX - 1500, an Fc - modified Anti - CD154 Antibody, Prolongs Nonhuman Primate Cardiac Allograft Survival. American Journal of Transplantation 1 1 Miura, S., et al. (2023) TNX - 1500, an Fc - modified Anti - CD154 Antibody, Prolongs Nonhuman Primate Cardiac Allograft Survival. American Journal of Transplantation . April 7, 2023. https://doi.org/10.1016/j.ajt.2023.03.025 . www.sciencedirect.com/science/article/pii/S1600613523003969 2 Mouse - human IgG1κ chimeric anti - CD154

16 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Non - Human Primate Kidney Xenograft Transplantation Dr. Tatsuo Kawai, Mass General Hospital TNX - 1500 therapy is part of a regiment to prevent rejection in kidney xenograft transplants ‒ Prolonged acceptance October 11, 2023 - Publication and news coverage in Nature ‒ Anand, R.P., Layer, J.V., Heja , D. et al. Design and testing of a humanized porcine donor for xenotransplantation. Nature 622, 393 – 401 (2023). https://doi.org/10.1038/s41586 - 023 - 06594 - 4 Design and testing of a humanized porcine donor for xenotransplantation | Nature 1 ‒ Kozlov, M. Oct 11, 2023 News: “Monkey survives two years after gene - edited pig - kidney transplant” Nature : Monkey survives for two years after gene - edited pig kidney transplant (nature.com) ‒ Mohiuddin, M. Oct 11, 2023 Nature . News and Views. “Pig - to - primate organ transplants require genetic modifications of donor.” News and Views. : Pig - to - primate organ transplants require genetic modifications of donor (nature.com) 1 In Table 1, I see four TNX - 1500 treated animals: M8220, M6421, M12621, M5722

17 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Non - Human Primate Bone Marrow Transplantation Dr. Leslie Kean 1 , Boston Children’s Hospital/Dana Farber Studying TNX - 1500 in combination with other drugs for preventing rejection and graft versus host disease (GvHD) in bone marrow transplant 2 ‒ Hematopoietic Stem Cell Transplantation (HCT) from unrelated donors is a component of the treatment protocol for several hematologic malignancies ‒ GvHD complicates treatment and limits the success of engraftment after HCT ‒ To be successful, the post - HCT indication requires prolonged engraftment. ‒ GvHD remains one of the most severe complications associated with HCT. For myeloablative MHC - haploidentical HCT, the risk of GvHD is substantial, and with the most severe form of acute GvHD, as many as half of patients can die from this disease. For these high - risk transplants, there is no fully effective GvHD prevention strategy. ‒ The primary objective of the preclinical research study is to study the activity of TNX - 1500 administered prophylactically to modify GvHD progression in animals after HCT to support an Investigational New Drug (IND) application for human studies Prof. Kean is a leader in the field of NHP bone marrow transplants ‒ Unique model of haplo - identical animals 3 1 The principal investigator is Leslie S. Kean M.D., Ph.D., Director, Stem Cell Transplantation Program, Division of Hematology /On cology, Boston Children’s Hospital, Department of Pediatric Oncology, Dana - Farber Cancer Institute and Robert A. Stranahan Professor of Pediatrics, Harvard Medical School. 2 Tonix Press Release. Dec 5, 2022. https://ir.tonixpharma.com/news - events/press - releases/detail/1353/tonix - pharmaceuticals - announ ces - collaboration - with - boston 3 Tkachev V, et al. 2017. Sci Transl Med .9(408):eaan3085. doi : 10.1126/scitranslmed.aan3085. PMID: 28931653; PMCID: PMC5681253.

18 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO ߙ - CD40L Beyond Allografts: Autoimmunity • Autoimmune diseases are also characterized by immune system activity that attacks “self,” which can damage various parts of the body 1,2 • First - generation anti - CD40L Abs showed evidence of efficacy in autoimmunity before trials were halted due to thromboembolic events 3 1 Li P, et al. Front Pharmacol. 2017;8:460. 2 WebMD. Accessed March 3, 2020. https://www.webmd.com/a - to - z - guides/autoimmune - diseases 3 Tocoian A, et al. Lupus. 2015;24(10):1045 - 1056.

19 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Anti - CD40L for Systemic Lupus Erythematosus (SLE) • SLE is a chronic autoimmune condition • Immune system targets : M ultiple systems, including the skin, joints, kidneys, heart, lungs, brain, and blood vessels • Leads to end - organ damage : Affected organs including kidney disease • Course : Relapsing/remitting • Prevalence : Affects an estimated 1.5 million people in the United States • More common in women • Notable anti - CD40L Monoclonal Antibodies in Development • UCB and Biogen Joint Venture – Dapirolizumab pegol (pegylated Fab) • Phase 3 Trial (NCT04294667) • Topline results reported at ACR 2024 1 • Sanofi – Frexalimab , f.k.a. SAR441344 (Fc - modified) • Phase 2 Trial Currently Enrolling in SLE (NCT05039840) • Historical anti - CD40L Monoclonal Antibodies studied 2 - 4 1 https://investors.biogen.com/news - releases/news - release - details/dapirolizumab - pegol - phase - 3 - data - presented - american - college 2 Huang W, et al. Arthritis Rheum . 2002;46(6):1554 - 1562. 3 Boumpas DT, et al. Arthritis Rheum . 2003;48(3):719 - 727. 4 Grammer AC, et al. J Clin Invest . 2003;112(10):1506 - 1520 .

20 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Anti - CD40L for Sjögren’s Syndrome 1 https://www.biospace.com/article/releases/horizon - therapeutics - plc - announces - phase - 2 - trial - evaluating - dazodalibep - for - the - treatm ent - of - sjoegren - s - syndrome - meets - primary - endpoint/ 2 https://www.businesswire.com/news/home/20230118005359/en/Horizon - Therapeutics - plc - Announces - Phase - 2 - Trial - Evaluating - Dazodalibep - for - the - Treatment - of - Sj%C3%B6gren%E2%80%99s - Syndrome - Meets - Primary - Endpoint - in - the - Second - Study - Population - • Sjögren’s Syndrome ( SjS ) is a chronic autoimmune disorder • Immune system targets : Moisture - producing glands ( tear and salivary glands) • Leads to end - organ damage : Dryness in various parts of the body • Course : Relapsing/remitting • Prevalence : Affects an estimated 1 to 4 million people people in the United States • Believed to be under - diagnosed • Notable anti - CD40L Monoclonal Antibodies in Development • Amgen ( formerly Horizon) – Dazodalibep • Two positive Phase 2 trials in Sjögren’s Syndrome • September 12, 2022 1 • January 18, 2023 2 • Historical anti - CD40L Monoclonal Antibodies studied • Sanofi – Frexalimab , f.k.a. SAR441344 (Fc - modified) • Program discontinued - (after NCT04572841)

21 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Anti - CD40L for Multiple Sclerosis (MS) • Multiple Sclerosis (MS) is a chronic autoimmune condition • Immune system targets : Protective coating (myelin sheath) of nerve fibers • Leads to end - organ damage : Neurological disorders from disrupted communication between the brain and the rest of the body • Course : Relapsing/remitting • Prevalence : Affects an estimated 1.0 million people in the United States • More common in women • Notable anti - CD40L Monoclonal Antibodies in Development • Sanofi – Frexalimab , f.k.a. SAR441344 (Fc - modified) • Phase 2 Trial results in Relapsing MS reported in the NEJM (NCT04879628) 1,2 • Historical anti - CD40L Monoclonal Antibodies studied 3 - 4 1 Tong, A. April 25, 2024. Endpoints . “Sanofi spotlights early - stage cancer assets, counts on grandfather clause on Biosecure ” 2 Vermersch P, et al. N Engl J Med. 2024 390(7):589 - 600. doi : 10.1056/NEJMoa2309439. PMID: 38354138 3 Fadul CE, et al. . Neurol Neuroimmunol Neuroinflamm . 2021 8(6):e1096. doi : 10.1212/NXI.0000000000001096. PMID: 34654708; PMCID: PMC8527364. 4 Laman JD, et al. Science . 2024 385(6711):827 - 829. doi : 10.1126/science.ade6949. Epub 2024 Aug 22. PMID: 39172850.

22 © 2024 Tonix Pharmaceuticals Holding Corp. - Confidential IMMUNOLOGY PORTFOLIO TNX - 1500: Key Considerations • TNX - 1500 may be used in large markets that are not currently well served • There is a long history of use of monoclonal antibodies • Tonix has engineered a molecule with similar activity, but potentially better tolerability than the previous humanized anti - CD40L mAb , ruplizumab • Intellectual property is in place (composition of matter) Key milestones: Phase 1 clinical phase completed Autoimmune disorders – Planning INDs

23 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Phase I Study Schematic Day - 1 Tx Period Day 1 Screening Day 2 Check - In Up to 28 Days Follow - Up 120/E T To include Visit Days 3 through 120 Discharged Day 2 Day 29 Check - in Day at CRC TNX - 1500/Placebo Administration KLH Administration, observed for 1 hour post dose Exit Study

24 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1500 Phase 1 Enrollment and Dosing Completed Dose Level (IV) Number of Subjects Cohort 3 mg/kg 6 (4 active, 2 placebo) Cohort 1 10 mg/kg 10 (8 active, 2 placebo) Cohort 2 30 mg/kg 10 (8 active, 2 placebo) Cohort 3

25 © 2024 Tonix Pharmaceuticals Holding Corp. - Confidential IMMUNOLOGY PORTFOLIO TNX - 1500 Strategy and Status Third Indication (and beyond): Autoimmune Diseases ( e.g., Multiple Sclerosis, Sjögen’s Syndrome, Systemic Lupus Erythematosus) • These indications require large studies, but represent large target markets Proposed Initial Indication: Prevention of Allograft Rejection Status: Phase 1 enrollment and dosing complete • Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non - human primates • Collaboration with Boston Children’s on bone marrow transplantation in non - human primates Next Steps: Initiate Phase 2 study in Kidney Transplant Recipients 1 2 Second Indication: Hematopoietic Cell Transplant (Bone Marrow Transplant) • Potential to reduce GvHD 3

26 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNF ߙ Superfamily Members Are Targeted by mAbs • CD40L is a member of the Tumor Necrosis Factor (TNF α ) Superfamily 1 • Other TNF α Superfamily members have proven to be effective targets for antagonist (blocking) mAbs 2 anti - TNFα mAbs for the treatment of certain autoimmune conditions • infliximab (Remicade ® ) • adalimumab (Humira ® ) TNFα antagonist receptor fusion protein • etanercept (Enbrel ® ) anti - RANKL (CD254) mAb for the treatment of osteoporosis, treatment - induced bone loss, metastases to bone, and giant cell tumor of bone • denosumab (Prolia ® or Xgeva ® ) No mAb against CD40L has been licensed anywhere in the world 1 Covey, L.R., et al. Mol. Immunol. 31:471 - 484. 1994. PMID: 7514269. 2 Remicade ® and Simponi ® are trademarks of Janssen; Humira ® is a trademark of AbbVie; Cimzia ® is a trademark of UCB; Enbrel ® is a trademark of Amgen; and Prolia ® and Xgeva ® are trademarks of Amgen.

27 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO 2020 October 2021 March - April Momenta acquired by Johnson & Johnson for $6.5B 1 • Nipocalimab (M281) is a clinically validated anti - FcRn antibody with a rare pediatric disease designation from the US FDA • J&J called nipocalimab “a pipeline in a product” Viela Bio acquired by Horizon for $3B 3 • UPLIZNA ® ( inebilizumab - cdon ) is an anti - CD19 (B - cell - depleting) antibody approved for the treatment of neuromyelitis optica spectrum disorder (NMOSD), which is a rare and severe autoimmune disease • VIB4920 anti - CD40L is Viela’s second program Kymab acquired by Sanofi for $1.1B 2 • mAb anti - Ox40L for the treatment of autoimmune disease 1 Johnson & Johnson. October 1, 2020. Accessed June 3, 2021. https://www.jnj.com/johnson - johnson - completes - acquisition - of - momenta - pharmaceuticals - inc 2 Sanofi. April 9, 2021. “Sanofi completes Kymab acquisition. www.sanofi.com/en/media - room/press - releases/2021/2021 - 04 - 09 - 05 - 00 - 00 - 2207173 . 3 Horizon. March 15, 2021. “Horizon Therapeutics plc completes acquisition of Viela Bio, Inc. https://ir.horizontherapeutics.com/news - releases/news - release - details/horizon - therapeutics - plc - completes - acquisition - viela - bio - inc 4 BioSpace. March 29, 2022. Accessed March 29, 2022. https://www.biospace.com/article/sanofi - and - igm - partner - on - oncology - and - immunology - in - deal - worth - more - than - 6 - billion/ Recent mAb Transactions 2022 March Sanofi and IGM Biosciences announce collaboration deal that could surpass $6B 4 • The two companies will partner on immunoglobulin M (IgM) antibody agonists against three cancer targets and three immunology/inflammation targets Horizon acquired by Amgen for $27.8B 6 – Lead Drugs: • Krystexxa ® ( pegloticase ) - Gout • Tepezza ® ( teprotumumab ) mAb anti - IGF - 1R – Grave’s Disease • Dazodalibep (tn03 fusion protein) Anti - CD40L – Sjögren's Syndrome Merck announces plan to acquire Prometheus for $10.8B 5 • Two mAbs targeting TNF family members:TL1A (PRA - 023) and CD30L (PRA - 052) for the treatment of inflammatory bowel disease and other autoimmune conditions 2023 April - October 5 April 16, 2023. Merck. “Merck strengthens immunology pipeline with acquisition of Prometheus Biosciences” www.merck.com/news/merck - strengthens - immunology - pipeline - with - acquisition - of - prometheus - biosciences - inc/ 6 Endpoints News. October 6, 2023. “Amgen closes $28B Horizon acquisition a month after FTC battle ended.” https://endpts.com/breaking - amgen - seals - 28b - horizon - acquisition - a - month - after - ftc - battle - ended/ Sanofi and Teva to co - develop anti - TL1A in $1.5B deal 7 • Anti - TL1A mAb for inflammatory bowel disease 7 BioSpace. October 4, 2023. “Sanofi, Teva Ink Potential $1.5B Deal Aimed at Blockbuster IBD Drug” . https://www.biospace.com/article/sanofi - teva/

28 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Selected Other ࢻ - CD40L Monoclonal Antibodies in Development Sanofi – Multiple Sclerosis (MS), Systemic Lupus Erythematosus (SLE) • Sjögren’s Syndrome ( SjS ) (NCT04572841) program discontinued 1 • Phase 2 Trial in Relapsing MS reported in the NEJM (NCT04879628) 2 • Phase 2 Trial Currently Enrolling in SLE (NCT05039840) • Frexalimab , f.k.a . SAR441344 (Fc - modified) Eledon – Kidney Transplant • Phase 2 Trial Completed in ALS (NCT04322149) • Phase 1/2 Trial Completed Enrollment in Kidney Transplant (NCT05027906) – used in MGH Xeno - transplant of kidney to living human • T egoprubart , f.k.a . AT - 1501 (Fc - modified) 1 Tong, A. April 25, 2024. Endpoints. “Sanofi spotlights early - stage cancer assets, counts on grandfather clause on Biosecure ” 2 Vermersch P, et al. N Engl J Med. 2024 Feb 15;390(7):589 - 600. 3 https://finance.yahoo.com/news/eledon - announces - completion - enrollment - phase - 110000886.html 4 https://investors.biogen.com/news - releases/news - release - details/dapirolizumab - pegol - phase - 3 - data - presented - american - college UCB – Biogen Joint Venture – Systemic Lupus Erythematosus (SLE) • Phase 3 Trial (NCT04294667) − Topline results reported at ACR 2024 4 • Dapirolizumab pegol (pegylated Fab) Amgen ( formerly Horizon ) – Sjögren's Syndrome ( SjS ) • Two Positive Phase 2 studies reported 5,6 • Dazodalibep (tn03 fusion protein) 5 https://www.biospace.com/article/releases/horizon - therapeutics - plc - announces - phase - 2 - trial - evaluating - dazodalibep - for - the - treatm ent - of - sjoegren - s - syndrome - meets - primary - endpoint/ 6 https://www.businesswire.com/news/home/20230118005359/en/Horizon - Therapeutics - plc - Announces - Phase - 2 - Trial - Evaluating - Dazodalibep - for - the - Treatment - of - Sj%C3%B6gren%E2%80%99s - Syndrome - Meets - Primary - Endpoint - in - the - Second - Study - Population -

29 © 2024 Tonix Pharmaceuticals Holding Corp. - Confidential IMMUNOLOGY PORTFOLIO mAbs Represent 5 of Top 10 Products by 2024 Projected Sales • Over 100 mAbs have been approved by the US FDA, and significant growth potential remains 1 • The global monoclonal antibodies market size was estimated at $238 B in 2023 2 TOP 10 DRUGS WORLDWIDE BASED ON 2024 PROJECTED SALES 3 1 Mullard A. May 5, 2021. Accessed February 24, 2022. ( https://www.nature.com/articles/d41573 - 021 - 00079 - 7 ) 2 BioSpace. March 22, 2024. Access March 7, 2024. ( https://www.biospace.com/article/releases/monoclonal - antibodies - industry - is - rising - rapidly ) 3 Matej Mikulic . Statista. Jan 5 , 202 4. Accessed March 7, 2024. ( https://www.statista.com/statistics/973523/top - drugs - by - year - on - year - sales - increase/ ) anti - PD - 1 mAb 1. Keytruda 2. Ozempic anti - IL - 4 mAb 3. Dupixent 4. Eliquis 5. Biktarvy anti - CD38 mAb 6. Darzalex anti - PD - 1 mAb 7. Opdivo 8. Comirnaty 9. Gardasil anti - IL - 23 mAb 10. Skyrizi $27.2 B $16.1 B $13.3 B $13.5 B $12.6 B $12 B $11.3 B $10.8 B $10 B $9.9 B

30 © 2024 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1500 ( ߙ - CD40L mAb ): Prophylaxis of Transplant Rejection Potential Treatment for Autoimmune Conditions Phase 1 Candidate Significant Unmet Need Targeted as a first - line monotherapy for autoimmunity and add - on therapy for preventing organ transplant rejection • Distinct mechanism of action (MOA) — TNX - 1500 blocks T cell helper function New molecular entity, biologic • US Patient Protection and Affordable Care Act provides 12 years of exclusivity for biologics Patent applications directed to composition of matter • Expected patent protection through 2039 Clinical evidence for anti - CD40L mAbs in the treatment of systemic lupus erythematosus (SLE), Sjögren’s Syndrome ( SjS ), multiple sclerosis, allogeneic kidney transplant and bone marrow transplant • Several studies have shown anti - CD40L to be active in the treatment of human SLE 1 - 4 , SjS 5,6 , and transplant rejection 7,8 1 https://investors.biogen.com/news - releases/news - release - details/dapirolizumab - pegol - phase - 3 - data - presented - american - college 2 Huang W, et al. Arthritis Rheum . 2002;46(6):1554 - 1562. 3 Boumpas DT, et al. Arthritis Rheum . 2003;48(3):719 - 727. 4 Grammer AC, et al. J Clin Invest . 2003;112(10):1506 - 1520 . 5 https://ir.horizontherapeutics.com/news - releases/news - release - details/horizon - therapeutics - plc - announces - phase - 2 - trial - evaluatin g 6 https://ir.horizontherapeutics.com/news - releases/news - release - details/horizon - therapeutics - plc - announces - phase - 2 - trial - evaluatin g - 0 7 Kawai T, et al. Nat Med . 2000;6(2):114. 8 Koyama I, et al. Transplantation . 2004;77(3):460 - 462.

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